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2020 Shareholder Webcast May 8, 2020 12020 Shareholder Webcast May 8, 2020 1

Agenda 11:00 Welcome 11:05 Executive Compensation 11:30 Shareholder Proposals 11:45 Q&A 2Agenda 11:00 Welcome 11:05 Executive Compensation 11:30 Shareholder Proposals 11:45 Q&A 2

Opening Remarks & Agenda - Slide 2 Good morning everyone and welcome to today’s shareholder webcast. · This is our eighth year for hosting the webcast and we welcome the opportunity to engage with you again to share our · perspectives on the items for vote in our proxy statement, and to gain your input and perspectives on our Company. This webcast is an important part of our broader shareholder outreach, which occurs throughout the year. But first, let me take a moment to express our sincere appreciation for the efforts of first responders, medical · professionals, and essential services workers around the world who are helping to manage the effects of the pandemic. Our thoughts are with all those personally effected by COVID-19. From all of us at ExxonMobil, we are proud to assist where we can and we are committed to providing the energy that is essential for economic recovery worldwide. Over the next hour we will cover two main topics. First, Inge Van Coppenolle, Manager, Compensation, Benefits and · Policies will cover key highlights of ExxonMobil’s executive compensation program. Second, I will review the six shareholder proposals for vote in our proxy statement. We know you might be engaging with numerous companies during this time of the year so we thank you for taking the time · to join us this morning. We will leave time today at the end of our prepared remarks for questions. Please feel free to submit your questions on the · content of this presentation in the online portal at any time during the session. Opening Remarks & Agenda - Slide 2 Good morning everyone and welcome to today’s shareholder webcast. · This is our eighth year for hosting the webcast and we welcome the opportunity to engage with you again to share our · perspectives on the items for vote in our proxy statement, and to gain your input and perspectives on our Company. This webcast is an important part of our broader shareholder outreach, which occurs throughout the year. But first, let me take a moment to express our sincere appreciation for the efforts of first responders, medical · professionals, and essential services workers around the world who are helping to manage the effects of the pandemic. Our thoughts are with all those personally effected by COVID-19. From all of us at ExxonMobil, we are proud to assist where we can and we are committed to providing the energy that is essential for economic recovery worldwide. Over the next hour we will cover two main topics. First, Inge Van Coppenolle, Manager, Compensation, Benefits and · Policies will cover key highlights of ExxonMobil’s executive compensation program. Second, I will review the six shareholder proposals for vote in our proxy statement. We know you might be engaging with numerous companies during this time of the year so we thank you for taking the time · to join us this morning. We will leave time today at the end of our prepared remarks for questions. Please feel free to submit your questions on the · content of this presentation in the online portal at any time during the session.

Cautionary Statement Statements regarding future events or conditions are forward-looking statements. Actual future results, including achievement of strategic objectives; future financial and operating results; and project plans, schedules, and results, as well as the impact of compensation incentives, could differ materially due to: changes in oil and gas prices, petroleum product margins and other market factors affecting our industry; the outcome of exploration and development projects; timely completion of production and construction projects; technical or operating conditions; the outcome of commercial negotiations; political and regulatory factors, including changes in environmental and tax laws and international treaties; and other factors described in Item 1A Risk Factors in our most recent Form 10-K and in our Form 10-Q for the quarter ended March 31, 2020. ExxonMobil recently announced planned reductions in its capital spending and cash operating expenses for 2020 to address the impacts of the COVID-19 pandemic, government responses to the pandemic, and other market factors affecting ExxonMobil’s business including conditions of oversupply that have resulted in historically low oil prices. Amidst these conditions, project deferrals and idling of capacity will continue or may increase, and project cancellations could occur, resulting in lower volumes across one or more of our business segments. The capital spending reductions will result in lower near-term production volumes in the Upstream and delays in previously anticipated volume increases in future years. Summary Annual Report. The forward-looking statements included in our 2019 Summary Annual Report (“SAR”) were based on different capital plans and projected results of operations consistent with those disclosed at our Investor Day held on March 6, 2020. The capital plans and other forward-looking statements from our Investor Day are no longer an appropriate guide for ExxonMobil’s future business plans or results of operations. As part of the revised capital plans noted above, ExxonMobil has identified changes in the timing of our projects discussed in the SAR. For example, during ExxonMobil’s first quarter earnings call, held on May 1, 2020 and available on the Investors page of our website at www.exxonmobil.com, the company indicated spending reductions in the Permian will reduce volumes in future periods, relative to our previous estimates. The company also indicated that a delay in future Guyana developments will impact production volumes relative to our previous estimates. All forward-looking statements, including project timing and projections mentioned in the SAR, may be further impacted by the continuation of the COVID-19 pandemic, government responses to the pandemic, or other market factors. Definitions and Footnotes. See the Frequently Used Terms on slide 23 for definitions of important terms relating to compensation used in this presentation including Reported Pay, Realized Pay, Unrealized Pay, and Total Direct Compensation, as well as a listing of our compensation benchmark companies. For more information on return on average capital employed (ROCE), cash flow from operations and asset sales, and total shareholder return (TSR) referenced on slide 10 see the Frequently Used Terms available on the Investors page of our website. The footnote used in this presentation is presented on slide 23. The project cash flow timeline on slide 7 represents a hypothetical Upstream project and is presented for illustrative purposes only. 3Cautionary Statement Statements regarding future events or conditions are forward-looking statements. Actual future results, including achievement of strategic objectives; future financial and operating results; and project plans, schedules, and results, as well as the impact of compensation incentives, could differ materially due to: changes in oil and gas prices, petroleum product margins and other market factors affecting our industry; the outcome of exploration and development projects; timely completion of production and construction projects; technical or operating conditions; the outcome of commercial negotiations; political and regulatory factors, including changes in environmental and tax laws and international treaties; and other factors described in Item 1A Risk Factors in our most recent Form 10-K and in our Form 10-Q for the quarter ended March 31, 2020. ExxonMobil recently announced planned reductions in its capital spending and cash operating expenses for 2020 to address the impacts of the COVID-19 pandemic, government responses to the pandemic, and other market factors affecting ExxonMobil’s business including conditions of oversupply that have resulted in historically low oil prices. Amidst these conditions, project deferrals and idling of capacity will continue or may increase, and project cancellations could occur, resulting in lower volumes across one or more of our business segments. The capital spending reductions will result in lower near-term production volumes in the Upstream and delays in previously anticipated volume increases in future years. Summary Annual Report. The forward-looking statements included in our 2019 Summary Annual Report (“SAR”) were based on different capital plans and projected results of operations consistent with those disclosed at our Investor Day held on March 6, 2020. The capital plans and other forward-looking statements from our Investor Day are no longer an appropriate guide for ExxonMobil’s future business plans or results of operations. As part of the revised capital plans noted above, ExxonMobil has identified changes in the timing of our projects discussed in the SAR. For example, during ExxonMobil’s first quarter earnings call, held on May 1, 2020 and available on the Investors page of our website at www.exxonmobil.com, the company indicated spending reductions in the Permian will reduce volumes in future periods, relative to our previous estimates. The company also indicated that a delay in future Guyana developments will impact production volumes relative to our previous estimates. All forward-looking statements, including project timing and projections mentioned in the SAR, may be further impacted by the continuation of the COVID-19 pandemic, government responses to the pandemic, or other market factors. Definitions and Footnotes. See the Frequently Used Terms on slide 23 for definitions of important terms relating to compensation used in this presentation including Reported Pay, Realized Pay, Unrealized Pay, and Total Direct Compensation, as well as a listing of our compensation benchmark companies. For more information on return on average capital employed (ROCE), cash flow from operations and asset sales, and total shareholder return (TSR) referenced on slide 10 see the Frequently Used Terms available on the Investors page of our website. The footnote used in this presentation is presented on slide 23. The project cash flow timeline on slide 7 represents a hypothetical Upstream project and is presented for illustrative purposes only. 3

Cautionary Statement - Slide 3 Please note the cautionary statement on this slide; compensation-related footnote and definitions are included at the end of · this presentation. Cautionary Statement - Slide 3 Please note the cautionary statement on this slide; compensation-related footnote and definitions are included at the end of · this presentation.

Shareholder Engagement • Ongoing engagement is essential • Shareholder input is valued by the Board and company management in deliberations and disclosures ‒ Board responded to shareholder input this year with significant governance and disclosure enhancements • Variety of venues for outreach: ‒ Annual Shareholders Meeting – Annual publications and website ‒ Quarterly earnings calls – Webcasts ‒ Direct communication with Directors, including independent Lead Director ‒ Roadshows, spotlight events, and institutional investor conferences • Significantly grew engagements in 2019 and continuing in 2020 4Shareholder Engagement • Ongoing engagement is essential • Shareholder input is valued by the Board and company management in deliberations and disclosures ‒ Board responded to shareholder input this year with significant governance and disclosure enhancements • Variety of venues for outreach: ‒ Annual Shareholders Meeting – Annual publications and website ‒ Quarterly earnings calls – Webcasts ‒ Direct communication with Directors, including independent Lead Director ‒ Roadshows, spotlight events, and institutional investor conferences • Significantly grew engagements in 2019 and continuing in 2020 4

Shareholder Engagement – Slide 4 We strongly believe ongoing engagement with our shareholders is vitally important, and keeping shareholders informed on · relevant business matters is a priority for us. We also benefit greatly from engagement as it provides the Board and management with your important perspectives. These perspectives inform the Board and factor into Board oversight of the Company. For example, this year, in response to · shareholder input the Board made two significant governance changes for ExxonMobil. First, the Board significantly broadened the oversight authorities of the independent Lead Director, resulting in enhanced oversight of Company management. Second, the Board adopted an additional new right for shareholders to call a special meeting upon agreement of the holders of 15 percent or more of outstanding shares, with no need for a court petition. Both are great examples of responsive changes by our Board, and we’ll discuss both in greater detail in a few minutes. The Company connects with shareholders through a variety of venues, including direct engagement with key shareholders · throughout the year to maintain contact and address matters of interest. Our engagement efforts on environmental, social and governance issues have more than doubled over the last few years. The Board also has established procedures for shareholders to communicate with individual directors, including the Lead · Director, Board committee members, or the non-employee directors as a group. We included information about the process you can use to communicate with directors on page 19 of our Proxy Statement. We welcome and value your input. It is taken seriously by the Company and the Board and has led to responsive changes by · our Board to shape the future of ExxonMobil. I will now turn it over to Inge who will review our executive compensation program. · Shareholder Engagement – Slide 4 We strongly believe ongoing engagement with our shareholders is vitally important, and keeping shareholders informed on · relevant business matters is a priority for us. We also benefit greatly from engagement as it provides the Board and management with your important perspectives. These perspectives inform the Board and factor into Board oversight of the Company. For example, this year, in response to · shareholder input the Board made two significant governance changes for ExxonMobil. First, the Board significantly broadened the oversight authorities of the independent Lead Director, resulting in enhanced oversight of Company management. Second, the Board adopted an additional new right for shareholders to call a special meeting upon agreement of the holders of 15 percent or more of outstanding shares, with no need for a court petition. Both are great examples of responsive changes by our Board, and we’ll discuss both in greater detail in a few minutes. The Company connects with shareholders through a variety of venues, including direct engagement with key shareholders · throughout the year to maintain contact and address matters of interest. Our engagement efforts on environmental, social and governance issues have more than doubled over the last few years. The Board also has established procedures for shareholders to communicate with individual directors, including the Lead · Director, Board committee members, or the non-employee directors as a group. We included information about the process you can use to communicate with directors on page 19 of our Proxy Statement. We welcome and value your input. It is taken seriously by the Company and the Board and has led to responsive changes by · our Board to shape the future of ExxonMobil. I will now turn it over to Inge who will review our executive compensation program. ·

Executive Compensation Key Messages Performance Share Program Bonus Program Determining CEO Compensation Pay for CEO Position 5Executive Compensation Key Messages Performance Share Program Bonus Program Determining CEO Compensation Pay for CEO Position 5

Executive Compensation Overview – Slide 5 · Thank you Stephen, and thank you to everyone on the call today for your interest. · I appreciate that our time today is limited, so I will focus the discussion on a brief overview of our executive compensation program, more specifically the key design features of our performance share and bonus programs, the process used by the Compensation Committee to determine CEO pay in 2019, and the considerations that drove the outcome of that process for the most recent cycle. · I will also make reference to additional information that can be found in the Compensation Discussion and Analysis (CD&A) in the 2020 Proxy Statement, which begins on page 31. Executive Compensation Overview – Slide 5 · Thank you Stephen, and thank you to everyone on the call today for your interest. · I appreciate that our time today is limited, so I will focus the discussion on a brief overview of our executive compensation program, more specifically the key design features of our performance share and bonus programs, the process used by the Compensation Committee to determine CEO pay in 2019, and the considerations that drove the outcome of that process for the most recent cycle. · I will also make reference to additional information that can be found in the Compensation Discussion and Analysis (CD&A) in the 2020 Proxy Statement, which begins on page 31.

Key Messages Program aligned with our business model and long-term shareholder returns Pay highly performance based and tied to Company performance Compensation Committee delivered market competitive pay 6Key Messages Program aligned with our business model and long-term shareholder returns Pay highly performance based and tied to Company performance Compensation Committee delivered market competitive pay 6

Key Messages – Slide 6 · As I do this, I would like to underscore three key messages, each of which we will review in greater detail on subsequent slides. · First, our compensation program is aligned with our business model and long-term shareholder returns. This is most evident in our performance share program which represents the majority of our executives’ overall pay and is characterized by uniquely long restriction periods. · Second, both our performance share and bonus programs deliver executive pay that is highly performance based and tied to Company performance. · Third, in delivering market competitive pay, the Compensation Committee considers Company and individual performance, experience, and the results of annual benchmarking. · The Compensation Committee continuously evaluates the effectiveness and competitiveness of the executive compensation program and continues to support the overall design of the compensation program for its alignment with ExxonMobil’s business model and the returns of our long-term shareholders. · Our strong governance practices further strengthen the design of the program and discourage executives from taking inappropriate risk. More details on our governance practices can be found in the 2020 Proxy Statement on pages 46 and 47. · While the design of the compensation program has not changed, we have enhanced our disclosure to respond to the valuable insights gained from ongoing engagements with shareholders and proxy advisors. Most notably, o Consolidated the former Executive Compensation Overview brochure and CD&A into one document which allows for a more holistic view of the program and connects design intent, key program features, and 2019 results. o Further clarified the process for determining compensation to include all pay components and clearly articulate performance dimensions. o Provided additional specificity on how our Compensation Committee views Company and individual performance and experience. Key Messages – Slide 6 · As I do this, I would like to underscore three key messages, each of which we will review in greater detail on subsequent slides. · First, our compensation program is aligned with our business model and long-term shareholder returns. This is most evident in our performance share program which represents the majority of our executives’ overall pay and is characterized by uniquely long restriction periods. · Second, both our performance share and bonus programs deliver executive pay that is highly performance based and tied to Company performance. · Third, in delivering market competitive pay, the Compensation Committee considers Company and individual performance, experience, and the results of annual benchmarking. · The Compensation Committee continuously evaluates the effectiveness and competitiveness of the executive compensation program and continues to support the overall design of the compensation program for its alignment with ExxonMobil’s business model and the returns of our long-term shareholders. · Our strong governance practices further strengthen the design of the program and discourage executives from taking inappropriate risk. More details on our governance practices can be found in the 2020 Proxy Statement on pages 46 and 47. · While the design of the compensation program has not changed, we have enhanced our disclosure to respond to the valuable insights gained from ongoing engagements with shareholders and proxy advisors. Most notably, o Consolidated the former Executive Compensation Overview brochure and CD&A into one document which allows for a more holistic view of the program and connects design intent, key program features, and 2019 results. o Further clarified the process for determining compensation to include all pay components and clearly articulate performance dimensions. o Provided additional specificity on how our Compensation Committee views Company and individual performance and experience.

Performance Share Program • Recognizes the long-term nature of ExxonMobil’s business model • Encourages a long-term view through commodity price cycle • Aligns experience of executives with that of long-term shareholders 7Performance Share Program • Recognizes the long-term nature of ExxonMobil’s business model • Encourages a long-term view through commodity price cycle • Aligns experience of executives with that of long-term shareholders 7

Performance Share Program – Slide 7 · To the first point, alignment with our business model and the experience of our long-term shareholders. Our business is a depletion business and involves continual and large investments over long periods of time that require our executives to maintain a long-term view when making business decisions. · This long-term view also underpins our philosophy of talent development, intended to enable broad development and a deep understanding of the business across the business cycle. · The performance share program makes up over 70 percent of CEO direct compensation, and is marked by uniquely long restriction periods that place a significant portion of executive pay at risk well into retirement and through the commodity price cycle. This feature enables long-term decision making and aligns the experience of our executives with that of our long-term shareholders. · The blue chart at the bottom of this slide illustrates how ExxonMobil’s performance share program, with its long restriction periods, is a better fit for our business model than a shorter-term program design. · While every project net cash flow curve transitions from investment to profitability at a different point in time, in general this inflection point materializes over a longer period of time. For example, take two of our primary Upstream projects, Papua New Guinea and Guyana. While initial investments started in 2004 and 2009 respectively, both projects did not start-up production until ten years later (2014 and 2019). The longer bar at the top of the chart represents ExxonMobil’s performance share program where the extended restriction period results in an experience for our executives that is more closely aligned with shareholder returns. By design, ExxonMobil’s program does not allow for all shares to vest before the impact of key decisions becomes known. It also holds executives accountable for project success many years after making initial project investment decisions. · An alternate formula-based program would require a shorter time horizon to set meaningful, credible targets. In our view such a program would encourage short-term thinking not aligned with the long investment lead times and capital-intensive nature of the business. Performance Share Program – Slide 7 · To the first point, alignment with our business model and the experience of our long-term shareholders. Our business is a depletion business and involves continual and large investments over long periods of time that require our executives to maintain a long-term view when making business decisions. · This long-term view also underpins our philosophy of talent development, intended to enable broad development and a deep understanding of the business across the business cycle. · The performance share program makes up over 70 percent of CEO direct compensation, and is marked by uniquely long restriction periods that place a significant portion of executive pay at risk well into retirement and through the commodity price cycle. This feature enables long-term decision making and aligns the experience of our executives with that of our long-term shareholders. · The blue chart at the bottom of this slide illustrates how ExxonMobil’s performance share program, with its long restriction periods, is a better fit for our business model than a shorter-term program design. · While every project net cash flow curve transitions from investment to profitability at a different point in time, in general this inflection point materializes over a longer period of time. For example, take two of our primary Upstream projects, Papua New Guinea and Guyana. While initial investments started in 2004 and 2009 respectively, both projects did not start-up production until ten years later (2014 and 2019). The longer bar at the top of the chart represents ExxonMobil’s performance share program where the extended restriction period results in an experience for our executives that is more closely aligned with shareholder returns. By design, ExxonMobil’s program does not allow for all shares to vest before the impact of key decisions becomes known. It also holds executives accountable for project success many years after making initial project investment decisions. · An alternate formula-based program would require a shorter time horizon to set meaningful, credible targets. In our view such a program would encourage short-term thinking not aligned with the long investment lead times and capital-intensive nature of the business.

Performance Share Program • Compensation Committee does not adjust share grants to offset changes in share price, resulting in a one-for-one change in compensation through share price • Long restriction periods, coupled with performance metrics applied at grant • Key factors determining performance share awards include both forward-looking and backward-looking performance measures • Long restriction periods, three times longer than those at compensation benchmark companies, result in stock ownership far exceeding standard ownership guidelines THROUGH LONG RESTRICTION PERIODS, EXXONMOBIL EXECUTIVES ARE INCENTIVIZED TO TAKE A LONG-TERM VIEW IN DECISION MAKING 8Performance Share Program • Compensation Committee does not adjust share grants to offset changes in share price, resulting in a one-for-one change in compensation through share price • Long restriction periods, coupled with performance metrics applied at grant • Key factors determining performance share awards include both forward-looking and backward-looking performance measures • Long restriction periods, three times longer than those at compensation benchmark companies, result in stock ownership far exceeding standard ownership guidelines THROUGH LONG RESTRICTION PERIODS, EXXONMOBIL EXECUTIVES ARE INCENTIVIZED TO TAKE A LONG-TERM VIEW IN DECISION MAKING 8

Performance Share Program – Slide 8 · A share-denominated approach coupled with long restriction periods defines the risk/reward profile of our performance share program. Therefore, the Compensation Committee does not adjust share grants to offset changes in share price. As a result, executives see a one-for-one change in compensation through share price, aligned with the experience of our long-term shareholders. · Uniquely long restriction periods result in a need to apply performance metrics at grant versus at vest. · Key factors used in determining performance share award levels include both forward-looking and backward-looking measures. · Forward-looking measures include demonstrated leadership and accomplishments in progressing the Company’s strategic goals and objectives, set to generate sustainable growth in shareholder value over the long term. · Backward-looking measures include the Company’s performance against industry peers based on pre-established financial and operating metrics over the investment lead times of the business. · We will discuss this in more detail on subsequent slides. · Performance share awards vest 50 percent in 5 years from grant date and 50 percent in 10 years or retirement, whichever is later. · These long restriction periods effectively result in large levels of stock ownership. To put this in perspective, CEO stock ownership is 38 times base salary, far exceeding standard ownership guidelines of typically 6 times base salary. Restricted shares also remain at risk of forfeiture while unvested. · In summary, the performance share program, with its uniquely long restriction periods, enables an environment where executives are incentivized to take a long-term view in decision making, aligned with the nature of our business and the experience of our long-term shareholders. Performance Share Program – Slide 8 · A share-denominated approach coupled with long restriction periods defines the risk/reward profile of our performance share program. Therefore, the Compensation Committee does not adjust share grants to offset changes in share price. As a result, executives see a one-for-one change in compensation through share price, aligned with the experience of our long-term shareholders. · Uniquely long restriction periods result in a need to apply performance metrics at grant versus at vest. · Key factors used in determining performance share award levels include both forward-looking and backward-looking measures. · Forward-looking measures include demonstrated leadership and accomplishments in progressing the Company’s strategic goals and objectives, set to generate sustainable growth in shareholder value over the long term. · Backward-looking measures include the Company’s performance against industry peers based on pre-established financial and operating metrics over the investment lead times of the business. · We will discuss this in more detail on subsequent slides. · Performance share awards vest 50 percent in 5 years from grant date and 50 percent in 10 years or retirement, whichever is later. · These long restriction periods effectively result in large levels of stock ownership. To put this in perspective, CEO stock ownership is 38 times base salary, far exceeding standard ownership guidelines of typically 6 times base salary. Restricted shares also remain at risk of forfeiture while unvested. · In summary, the performance share program, with its uniquely long restriction periods, enables an environment where executives are incentivized to take a long-term view in decision making, aligned with the nature of our business and the experience of our long-term shareholders.

Bonus Program • Size of bonus program aligned with change in annual earnings % change in bonus program = (% change in annual earnings) x (2/3) • Individual grant levels determined by the above formula, changes in pay grade, and individual performance • Bonus delivered using two vehicles: BONUS PROGRAM ENCOURAGES STRONG EARNINGS PERFORMANCE IN THE NEAR- AND MID-TERM WHILE MAINTAINING RISK OF FORFEITURE 9Bonus Program • Size of bonus program aligned with change in annual earnings % change in bonus program = (% change in annual earnings) x (2/3) • Individual grant levels determined by the above formula, changes in pay grade, and individual performance • Bonus delivered using two vehicles: BONUS PROGRAM ENCOURAGES STRONG EARNINGS PERFORMANCE IN THE NEAR- AND MID-TERM WHILE MAINTAINING RISK OF FORFEITURE 9

Bonus Program – Slide 9 · The annual bonus program ties executive compensation to annual Company earnings performance and encourages strong earnings performance in the near- and mid-term while maintaining risk of forfeiture. · The size of the annual bonus pool (“ceiling”) itself is determined by a formula that has been applied consistently for each of the last 18 years, including years in which earnings declined like this past year. · Individual bonus awards are determined by the formula shown on this slide, changes in pay grade, and individual performance, and are delivered using two distinct vehicles: − Half of the annual bonus is delivered in cash in the year of the grant. − The other half of the bonus, the Earnings Bonus Units (EBU), is delayed, and does not vest until cumulative earnings per share (EPS) reach a specified level, currently $6.50 per share. The EPS threshold is set to pay out within a 3-year time horizon. · By design and as shown on the bar chart, the annual bonus award to our CEO tracks the change in annual earnings performance, demonstrating the strong linkage of this portion of CEO pay to Company performance. Bonus Program – Slide 9 · The annual bonus program ties executive compensation to annual Company earnings performance and encourages strong earnings performance in the near- and mid-term while maintaining risk of forfeiture. · The size of the annual bonus pool (“ceiling”) itself is determined by a formula that has been applied consistently for each of the last 18 years, including years in which earnings declined like this past year. · Individual bonus awards are determined by the formula shown on this slide, changes in pay grade, and individual performance, and are delivered using two distinct vehicles: − Half of the annual bonus is delivered in cash in the year of the grant. − The other half of the bonus, the Earnings Bonus Units (EBU), is delayed, and does not vest until cumulative earnings per share (EPS) reach a specified level, currently $6.50 per share. The EPS threshold is set to pay out within a 3-year time horizon. · By design and as shown on the bar chart, the annual bonus award to our CEO tracks the change in annual earnings performance, demonstrating the strong linkage of this portion of CEO pay to Company performance.

Determining CEO Compensation 10Determining CEO Compensation 10

Determining CEO Compensation – Slide 10 · During engagements with shareholders, we received feedback to provide additional clarity on the process and considerations used by the Compensation Committee to determine CEO pay. This visual is intended to address this feedback. · In determining CEO pay, the Compensation Committee considers progress toward the Company’s strategic objectives, Company performance relative to industry peers over the investment lead times of the business, individual performance, and the results of annual benchmarking, taking into account experience in the position. · Specific to the performance share award, the Compensation Committee places emphasis on the Company’s progress toward strategic objectives where it noted significant accomplishments in 2019. · The pre-established financial and operating metrics remained the same as in 2018 and include safety and operations integrity, return on average capital employed (ROCE), cash flow from operations and asset sales, and total shareholder return (TSR), each assessed over the investment lead times of the business. Over the period 2010 to 2019, the Company has demonstrated continued industry leadership in safety and operations integrity, ROCE, and cash flow from operations and asset sales, and continued to lag in TSR. · While performance metrics are not assigned a specific weight, highest priority is given to progress toward strategic objectives, safety and operations integrity, and ROCE. · Additional details can be found on page 40 and 41 of the 2020 Proxy Statement. · Specific to the Annual Bonus award, we have already discussed the strong connection between Company earnings performance and the bonus program. In 2019, the bonus program decreased as a result of lower 2019 earnings. · Finally, as to base salary, performance dimensions include individual performance, demonstrated leadership, and experience in position. More details on how the Compensation Committee considers Company and individual performance, and experience in its pay deliberations can be found on page 39 of the 2020 Proxy Statement. · A final input to the Compensation Committee is the outcome of annual compensation benchmarking to assess market competitiveness. For ExxonMobil, evaluating level of compensation is most relevant against other U.S. companies that generally have large scale and complexity, capital intensity, international operations, and proven sustainability over time. A list of these companies can be found on slide 23 in the Frequently Used Terms. · In summary, this overview reflects the Compensation Committee’s decision to deliver market competitive pay that is highly performance based and tied to Company performance. Determining CEO Compensation – Slide 10 · During engagements with shareholders, we received feedback to provide additional clarity on the process and considerations used by the Compensation Committee to determine CEO pay. This visual is intended to address this feedback. · In determining CEO pay, the Compensation Committee considers progress toward the Company’s strategic objectives, Company performance relative to industry peers over the investment lead times of the business, individual performance, and the results of annual benchmarking, taking into account experience in the position. · Specific to the performance share award, the Compensation Committee places emphasis on the Company’s progress toward strategic objectives where it noted significant accomplishments in 2019. · The pre-established financial and operating metrics remained the same as in 2018 and include safety and operations integrity, return on average capital employed (ROCE), cash flow from operations and asset sales, and total shareholder return (TSR), each assessed over the investment lead times of the business. Over the period 2010 to 2019, the Company has demonstrated continued industry leadership in safety and operations integrity, ROCE, and cash flow from operations and asset sales, and continued to lag in TSR. · While performance metrics are not assigned a specific weight, highest priority is given to progress toward strategic objectives, safety and operations integrity, and ROCE. · Additional details can be found on page 40 and 41 of the 2020 Proxy Statement. · Specific to the Annual Bonus award, we have already discussed the strong connection between Company earnings performance and the bonus program. In 2019, the bonus program decreased as a result of lower 2019 earnings. · Finally, as to base salary, performance dimensions include individual performance, demonstrated leadership, and experience in position. More details on how the Compensation Committee considers Company and individual performance, and experience in its pay deliberations can be found on page 39 of the 2020 Proxy Statement. · A final input to the Compensation Committee is the outcome of annual compensation benchmarking to assess market competitiveness. For ExxonMobil, evaluating level of compensation is most relevant against other U.S. companies that generally have large scale and complexity, capital intensity, international operations, and proven sustainability over time. A list of these companies can be found on slide 23 in the Frequently Used Terms. · In summary, this overview reflects the Compensation Committee’s decision to deliver market competitive pay that is highly performance based and tied to Company performance.

Pay for CEO Position • Over 70 percent of CEO total direct compensation delivered in the form of performance shares with long restriction periods • Realized pay is 23 percent of total reported pay 11Pay for CEO Position • Over 70 percent of CEO total direct compensation delivered in the form of performance shares with long restriction periods • Realized pay is 23 percent of total reported pay 11

· · · · · · · · · · · ·

Pay for CEO Position • Relative rank position in 10-year realized pay demonstrative of long restriction periods in program design 12Pay for CEO Position • Relative rank position in 10-year realized pay demonstrative of long restriction periods in program design 12

Pay for CEO Position – Slide 12 · Looking at pay for any particular year in isolation is not the most complete way to assess compensation. For this reason, as we have done in the past, we also disclose CEO realized and unrealized pay over a 10-year period and continue to receive positive feedback from shareholders on the additional perspective it provides. · This slide shows how pay for the CEO position over the most recent 10-year period (2010 to 2019) compares with the companies in our compensation benchmark group. · For ExxonMobil, CEO pay is at the 26th percentile of compensation benchmark companies, and ranks 10 out of 13 companies. − This 10-year combined realized and unrealized pay chart illustrates not only the rank position and percentile, but also the magnitude of ExxonMobil’s CEO pay compared to CEO pay at our compensation benchmark companies. − New this year, we are also disclosing realized pay over the same 10-year time horizon. CEO 10-year realized pay is at the 9th percentile and ranks 12 of 13. The chart on the right underscores the design intent of the performance share program with its long term vesting. · We believe that this in-depth analysis provides a more balanced and accurate perspective on how ExxonMobil’s CEO compensation compares to that of our compensation benchmark companies. Pay for CEO Position – Slide 12 · Looking at pay for any particular year in isolation is not the most complete way to assess compensation. For this reason, as we have done in the past, we also disclose CEO realized and unrealized pay over a 10-year period and continue to receive positive feedback from shareholders on the additional perspective it provides. · This slide shows how pay for the CEO position over the most recent 10-year period (2010 to 2019) compares with the companies in our compensation benchmark group. · For ExxonMobil, CEO pay is at the 26th percentile of compensation benchmark companies, and ranks 10 out of 13 companies. − This 10-year combined realized and unrealized pay chart illustrates not only the rank position and percentile, but also the magnitude of ExxonMobil’s CEO pay compared to CEO pay at our compensation benchmark companies. − New this year, we are also disclosing realized pay over the same 10-year time horizon. CEO 10-year realized pay is at the 9th percentile and ranks 12 of 13. The chart on the right underscores the design intent of the performance share program with its long term vesting. · We believe that this in-depth analysis provides a more balanced and accurate perspective on how ExxonMobil’s CEO compensation compares to that of our compensation benchmark companies.

Summary – Why Vote “FOR” Say-on-Pay? Program aligned with our business model and long-term shareholder returns Pay highly performance based and tied to Company performance Compensation Committee delivered market competitive pay 13Summary – Why Vote “FOR” Say-on-Pay? Program aligned with our business model and long-term shareholder returns Pay highly performance based and tied to Company performance Compensation Committee delivered market competitive pay 13

Summary – Why vote “FOR” Say-on-Pay? – Slide 13 · To recap the key messages I covered at the beginning: − Our compensation program design is fully aligned with our business model and the returns of our long-term shareholders. − Executive pay is highly performance based and tied to Company performance. − In delivering market competitive pay, the Committee considered Company and individual performance, experience, and the results of annual benchmarking. · We truly value the opportunity to dialogue with our shareholders to discuss our compensation program throughout the year. These engagements provide us valuable insights that are taken into consideration as the Compensation Committee evaluates our compensation program design and disclosure each year, and I hope we have been able to demonstrate this during this webcast. · In closing, I would like to say, on behalf of your Board of Directors, we recognize your vote is important and we encourage you to carefully consider the information provided today, as well as the Compensation Discussion and Analysis, compensation tables, and narrative available in our 2020 Proxy Statement, and vote “FOR” Item 3 - Advisory Vote to Approve Executive Compensation. · With that, Stephen, I would like to turn it back to you. Summary – Why vote “FOR” Say-on-Pay? – Slide 13 · To recap the key messages I covered at the beginning: − Our compensation program design is fully aligned with our business model and the returns of our long-term shareholders. − Executive pay is highly performance based and tied to Company performance. − In delivering market competitive pay, the Committee considered Company and individual performance, experience, and the results of annual benchmarking. · We truly value the opportunity to dialogue with our shareholders to discuss our compensation program throughout the year. These engagements provide us valuable insights that are taken into consideration as the Compensation Committee evaluates our compensation program design and disclosure each year, and I hope we have been able to demonstrate this during this webcast. · In closing, I would like to say, on behalf of your Board of Directors, we recognize your vote is important and we encourage you to carefully consider the information provided today, as well as the Compensation Discussion and Analysis, compensation tables, and narrative available in our 2020 Proxy Statement, and vote “FOR” Item 3 - Advisory Vote to Approve Executive Compensation. · With that, Stephen, I would like to turn it back to you.

Shareholder Proposals • Appreciate engagement with shareholders • Some proposals satisfactorily addressed and withdrawn from proxy • Remaining proxy proposals – generally agree on objectives, differ on approach • Important to maintain constructive dialogue throughout the year 14Shareholder Proposals • Appreciate engagement with shareholders • Some proposals satisfactorily addressed and withdrawn from proxy • Remaining proxy proposals – generally agree on objectives, differ on approach • Important to maintain constructive dialogue throughout the year 14

Shareholder Proposals – Slide 14 · We appreciate the opportunities to engage with you, our shareholders. During 2019, we were pleased to have more than 80 engagements on environmental, social, and governance issues, either in person or by teleconference, and including members from all levels of our Company. We reached shareholders owning more than 1.4 billion shares, or approximately 34 percent of our total shares outstanding. · Each year, the Corporation receives a number of suggestions from shareholders, some of which are in the form of proposals to be presented at the annual meeting. · We seek a dialogue with the proponents, and often, we are able to reach agreement to withdraw the proposal from the proxy. · For the remainder of the proposals, we generally agree on the objectives, but differ on approach. · We are firmly committed to maintaining constructive dialogue with our shareholders, including shareholder proponents, throughout the year to better understand positions, and work toward mutually beneficial solutions. Shareholder Proposals – Slide 14 · We appreciate the opportunities to engage with you, our shareholders. During 2019, we were pleased to have more than 80 engagements on environmental, social, and governance issues, either in person or by teleconference, and including members from all levels of our Company. We reached shareholders owning more than 1.4 billion shares, or approximately 34 percent of our total shares outstanding. · Each year, the Corporation receives a number of suggestions from shareholders, some of which are in the form of proposals to be presented at the annual meeting. · We seek a dialogue with the proponents, and often, we are able to reach agreement to withdraw the proposal from the proxy. · For the remainder of the proposals, we generally agree on the objectives, but differ on approach. · We are firmly committed to maintaining constructive dialogue with our shareholders, including shareholder proponents, throughout the year to better understand positions, and work toward mutually beneficial solutions.

Item 4: Independent Chairman Proposal: Adopt a policy to require that whenever possible the Chairman be an independent member of the Board; phase in for next CEO transition ExxonMobil’s Board recommends a vote AGAINST: • Board significantly enhanced authorities of the independent Lead Director this year after considering shareholder input • Lead Director has strong oversight authority of management, including the CEO; as our Lead Director, Kenneth Frazier, has authorities that include: − Calling, chairing, setting agenda for executive sessions − Engaging with shareholders as appropriate − Chairing Board meetings in absence of Chairman − Leading Board performance evaluation − Reviewing and approving schedule and agenda for Board meetings in consultation with Chairman − Together with Compensation Committee overseeing the annual CEO evaluation, communicating resulting feedback to CEO, and reviewing CEO succession plans • Full list of Lead Director oversight authorities found on Proxy Statement page 9 • Board’s responsiveness to shareholder input evidences the robust oversight and independence of the Board and all non-employee directors 15Item 4: Independent Chairman Proposal: Adopt a policy to require that whenever possible the Chairman be an independent member of the Board; phase in for next CEO transition ExxonMobil’s Board recommends a vote AGAINST: • Board significantly enhanced authorities of the independent Lead Director this year after considering shareholder input • Lead Director has strong oversight authority of management, including the CEO; as our Lead Director, Kenneth Frazier, has authorities that include: − Calling, chairing, setting agenda for executive sessions − Engaging with shareholders as appropriate − Chairing Board meetings in absence of Chairman − Leading Board performance evaluation − Reviewing and approving schedule and agenda for Board meetings in consultation with Chairman − Together with Compensation Committee overseeing the annual CEO evaluation, communicating resulting feedback to CEO, and reviewing CEO succession plans • Full list of Lead Director oversight authorities found on Proxy Statement page 9 • Board’s responsiveness to shareholder input evidences the robust oversight and independence of the Board and all non-employee directors 15

Item 4: Independent Chairman – Slide 15 · A moment ago, I mentioned that often ExxonMobil and its shareholders are able to agree on objectives, but occasionally cannot align on the approach to reach those objectives. The shareholder proposals covered on the next several slides are good examples of this. The Board recommends that you vote AGAINST these shareholder proposals. · First, regarding the Independent Chairman proposal, we agree with the importance of a strong and independent board, dedicated to representing the interests of shareholders and providing oversight of Company management, including the CEO. However, we do not agree that a combined Chairman/CEO position hinders this objective. · This year, responding to valuable input from you, our shareholders, the Board significantly broadened the authorities of our independent Lead Director to enhance the robust oversight of Company management. · Our new Lead Director, Kenneth Frazier, holds all the same authorities of our prior Presiding Director, like: o Calling, chairing and setting the agenda for executive sessions of the independent directors o Chairing Board meetings in the absence of the Chairman o Reviewing and approving the schedule and agenda for all Board meetings in consultation with the Chairman, and o Engaging with shareholders · But our Lead Director is also now empowered additional oversight authorities, including o Leading the annual performance evaluation of the Board o Serving as the Chair of the Board Affairs Committee o Providing comments and suggestions to the Board on Board committee structure, operations, and appointment, and o Importantly, working with the Compensation Committee, overseeing the annual evaluation of the CEO, communicating resulting feedback to the CEO, and review of CEO succession plans · We encourage you to see the full list of the enhanced authorities of our Lead Director on page 9 of the Proxy Statement. · This responsiveness by our Board to shareholder input evidences the robust oversight and independence of our non-employee directors. · With the strong oversight of our Lead Director, and full Board, and their responsiveness to shareholder input, this proposal is not necessary. Item 4: Independent Chairman – Slide 15 · A moment ago, I mentioned that often ExxonMobil and its shareholders are able to agree on objectives, but occasionally cannot align on the approach to reach those objectives. The shareholder proposals covered on the next several slides are good examples of this. The Board recommends that you vote AGAINST these shareholder proposals. · First, regarding the Independent Chairman proposal, we agree with the importance of a strong and independent board, dedicated to representing the interests of shareholders and providing oversight of Company management, including the CEO. However, we do not agree that a combined Chairman/CEO position hinders this objective. · This year, responding to valuable input from you, our shareholders, the Board significantly broadened the authorities of our independent Lead Director to enhance the robust oversight of Company management. · Our new Lead Director, Kenneth Frazier, holds all the same authorities of our prior Presiding Director, like: o Calling, chairing and setting the agenda for executive sessions of the independent directors o Chairing Board meetings in the absence of the Chairman o Reviewing and approving the schedule and agenda for all Board meetings in consultation with the Chairman, and o Engaging with shareholders · But our Lead Director is also now empowered additional oversight authorities, including o Leading the annual performance evaluation of the Board o Serving as the Chair of the Board Affairs Committee o Providing comments and suggestions to the Board on Board committee structure, operations, and appointment, and o Importantly, working with the Compensation Committee, overseeing the annual evaluation of the CEO, communicating resulting feedback to the CEO, and review of CEO succession plans · We encourage you to see the full list of the enhanced authorities of our Lead Director on page 9 of the Proxy Statement. · This responsiveness by our Board to shareholder input evidences the robust oversight and independence of our non-employee directors. · With the strong oversight of our Lead Director, and full Board, and their responsiveness to shareholder input, this proposal is not necessary.

Item 5: Special Shareholder Meetings Proposal: Amend bylaws to give holders in the aggregate of 10% of outstanding common stock the power to call a special shareholder meeting without the need for a court petition ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder input, the Board enhanced the shareholder’s right to call a special meeting, which can now be exercised in either of two ways: − Holders of 15% or more of outstanding shares may call a special meeting, or − Holders of 10% or more of outstanding shares may call a special meeting on a showing of good cause • No requirement for court petition when holders of 15% of shares agree • This 15% threshold is below the common S&P 500 threshold of 25% • The Board provides meaningful and accessible rights to shareholders, including responding to input this year by adding a right to call a special meeting without the need for a court petition 16Item 5: Special Shareholder Meetings Proposal: Amend bylaws to give holders in the aggregate of 10% of outstanding common stock the power to call a special shareholder meeting without the need for a court petition ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder input, the Board enhanced the shareholder’s right to call a special meeting, which can now be exercised in either of two ways: − Holders of 15% or more of outstanding shares may call a special meeting, or − Holders of 10% or more of outstanding shares may call a special meeting on a showing of good cause • No requirement for court petition when holders of 15% of shares agree • This 15% threshold is below the common S&P 500 threshold of 25% • The Board provides meaningful and accessible rights to shareholders, including responding to input this year by adding a right to call a special meeting without the need for a court petition 16

Item 5: Special Shareholder Meetings – Slide 16 · Next, we have a proposal regarding special shareholder meetings. · For many years now, under existing New Jersey law, ExxonMobil’s shareholders have had the right to call a special meeting with the agreement of shareholders of 10 percent or more of outstanding shares upon a finding of good cause in court. · In response to shareholder input, this year, our Board adopted an additional right for shareholders – the right to call a special meeting by shareholders holding 15 percent or more of outstanding shares with no need for a court petition. · This means that our shareholders may now exercise the right to call a special meeting in either of two ways: o With agreement of holders of 15 percent or more of outstanding shares, without the need to go to court, or o With agreement of holders of 10 percent or more of outstanding shares upon a finding in court of good cause. · To be clear, there is no need for a court petition to call a special meeting when shareholders holding 15 percent of outstanding shares agree to call the meeting. · Our 15 percent threshold is lower than the special meeting threshold that is common among S&P 500 companies – which is 25 percent. · The ExxonMobil Board, in response to shareholder input, enhanced shareholders’ meaningful and accessible rights to call a special shareholder meeting this year, by adding the ability to call such a meeting without the need for a court petition. As a result of this responsiveness and the elimination of the need go to court to call a special meeting, this proposal is not necessary. Item 5: Special Shareholder Meetings – Slide 16 · Next, we have a proposal regarding special shareholder meetings. · For many years now, under existing New Jersey law, ExxonMobil’s shareholders have had the right to call a special meeting with the agreement of shareholders of 10 percent or more of outstanding shares upon a finding of good cause in court. · In response to shareholder input, this year, our Board adopted an additional right for shareholders – the right to call a special meeting by shareholders holding 15 percent or more of outstanding shares with no need for a court petition. · This means that our shareholders may now exercise the right to call a special meeting in either of two ways: o With agreement of holders of 15 percent or more of outstanding shares, without the need to go to court, or o With agreement of holders of 10 percent or more of outstanding shares upon a finding in court of good cause. · To be clear, there is no need for a court petition to call a special meeting when shareholders holding 15 percent of outstanding shares agree to call the meeting. · Our 15 percent threshold is lower than the special meeting threshold that is common among S&P 500 companies – which is 25 percent. · The ExxonMobil Board, in response to shareholder input, enhanced shareholders’ meaningful and accessible rights to call a special shareholder meeting this year, by adding the ability to call such a meeting without the need for a court petition. As a result of this responsiveness and the elimination of the need go to court to call a special meeting, this proposal is not necessary.

Item 6: Report on Environmental Expenditures Proposal: Prepare a report of the incurred costs and associated benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment- related activities. ExxonMobil’s Board recommends a vote AGAINST: • The premise of this proposal is that ExxonMobil should spend less on reducing emissions from its business and developing new technologies to address climate-related risks • Over the last decade, ExxonMobil has invested $10B in lower-emission energy solutions ‒ All opportunities, including those taken to address climate-related risks, are rigorously evaluated to support the objective of generating long-term shareholder value • Many actions to mitigate environmental impact or improve efficiency also improve business performance • ExxonMobil’s activities and contributions are detailed in existing publications, including the Energy & Carbon Summary, Outlook for Energy, and Sustainability Report 17Item 6: Report on Environmental Expenditures Proposal: Prepare a report of the incurred costs and associated benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment- related activities. ExxonMobil’s Board recommends a vote AGAINST: • The premise of this proposal is that ExxonMobil should spend less on reducing emissions from its business and developing new technologies to address climate-related risks • Over the last decade, ExxonMobil has invested $10B in lower-emission energy solutions ‒ All opportunities, including those taken to address climate-related risks, are rigorously evaluated to support the objective of generating long-term shareholder value • Many actions to mitigate environmental impact or improve efficiency also improve business performance • ExxonMobil’s activities and contributions are detailed in existing publications, including the Energy & Carbon Summary, Outlook for Energy, and Sustainability Report 17

Item 6: Report on Environmental Expenditures – Slide 17 · Next, is a proposal that asks for a report on the costs and benefits of ExxonMobil’s voluntary, environment-related activities. · This resolution proposes that ExxonMobil should spend less on reducing emissions from its business and developing new technologies to address climate-related risks. Let me repeat myself – the proposal wants us to spend less on addressing climate- related risks. · We agree that transparency and accurate disclosures are important for our shareholders to appropriately assess potential risks and benefits of investments. · However, the proposal claims that because ExxonMobil’s products result in a very small percentage of global manmade greenhouse gas emissions, ExxonMobil is doing and spending too much to address the risk of climate change. We disagree. We believe that efforts to mitigate greenhouse gas emissions can have a long-term benefit. · Over the last decade, ExxonMobil has invested $10 billion in lower emissions energy solutions. All ExxonMobil’s opportunities, including those undertaken to address the risks of climate change, are rigorously evaluated to support the objective of generating long-term value for our shareholders. · Many of ExxonMobil’s investments to mitigate environmental impact also improve business performance. A good example is that safe, reliable, and responsible operations, including steps to reduce emissions, are correlated with strong financial and operating performance. Another example is that investments in cogeneration allow ExxonMobil to increase energy efficiency and reduce emissions while reducing the need to import power for our facilities. · ExxonMobil’s activities and contributions to address the risks of climate change are already disclosed in the Energy & Carbon Summary, Outlook for Energy and the Sustainability Report. · In light of the detailed and transparent disclosure already provided by the Company, this proposal is unnecessary. Item 6: Report on Environmental Expenditures – Slide 17 · Next, is a proposal that asks for a report on the costs and benefits of ExxonMobil’s voluntary, environment-related activities. · This resolution proposes that ExxonMobil should spend less on reducing emissions from its business and developing new technologies to address climate-related risks. Let me repeat myself – the proposal wants us to spend less on addressing climate- related risks. · We agree that transparency and accurate disclosures are important for our shareholders to appropriately assess potential risks and benefits of investments. · However, the proposal claims that because ExxonMobil’s products result in a very small percentage of global manmade greenhouse gas emissions, ExxonMobil is doing and spending too much to address the risk of climate change. We disagree. We believe that efforts to mitigate greenhouse gas emissions can have a long-term benefit. · Over the last decade, ExxonMobil has invested $10 billion in lower emissions energy solutions. All ExxonMobil’s opportunities, including those undertaken to address the risks of climate change, are rigorously evaluated to support the objective of generating long-term value for our shareholders. · Many of ExxonMobil’s investments to mitigate environmental impact also improve business performance. A good example is that safe, reliable, and responsible operations, including steps to reduce emissions, are correlated with strong financial and operating performance. Another example is that investments in cogeneration allow ExxonMobil to increase energy efficiency and reduce emissions while reducing the need to import power for our facilities. · ExxonMobil’s activities and contributions to address the risks of climate change are already disclosed in the Energy & Carbon Summary, Outlook for Energy and the Sustainability Report. · In light of the detailed and transparent disclosure already provided by the Company, this proposal is unnecessary.

Item 7: Report on Risks of Petrochemical Investments

Proposal: Prepare a report assessing the public health risks of expanding petrochemical operations and investments in areas increasingly prone to storms, flooding and sea level rise

ExxonMobil's Board recommends a vote **AGAINST**:

- ExxonMobil has extensive experience designing, constructing, and operating facilities in a wide range of challenging physical environments around the world
- Detailed, well-practiced, and continuously improved emergency response plans are tailored to each facility to assist in responding to unplanned events, including extreme weather
- The Gulf Coast Growth Ventures is a recent investment located in San Patricio County, Texas, which demonstrates the robustness of ExxonMobil's risk management processes in practice; through the joint venture, ExxonMobil worked with government regulators and local communities to address:
  - Health and safety
  - Quality of life
  - Education and workforce development
  - Environmental stewardship
- ExxonMobil already discloses its guidelines, measures, and practices for managing potential risks associated with extreme weather conditions in the *Energy & Carbon Summary*

ExxonMobil

18

Item 7: Report on Risks of Petrochemical Investments – Slide 18 · Next is a proposal requesting a report on the risks associated with our petrochemical facilities. · ExxonMobil has extensive experience designing, constructing, and operating facilities around the world, using a rigorous and comprehensive scientific assessment process and the highest-quality data from measurements, and advanced computer modeling. · Importantly, we work closely with governments and regulatory agencies, for permitting and other requirements, to ensure appropriate operating procedures and response measures are in place to minimize potential impacts. This collaborative approach enables us to gain a holistic view of issues that may affect a specific project, and implement measures to eliminate, avoid, or remedy potential concerns. · ExxonMobil’s participation in Gulf Coast Growth Ventures, a world-scale ethane steam cracker and derivative units in San Patricio County, Texas, is an excellent example of the Company’s risk management processes in practice. ExxonMobil, through the joint venture, worked with government regulators and local communities to address four key priorities raised by local residents: health and safety, education and workforce development, quality of life, and environmental stewardship. This process included approximately 150 meetings with local residents and others to understand perspectives, and working closely with the Texas Commission on Environmental Quality to modify facility design and mitigate regulator and community concerns. · Once facilities are in operation, we maintain disaster preparedness and business continuity plans. Detailed, well-practiced, and frequently updated emergency response plans, tailored specifically to each facility, help prepare for unplanned events, including extreme weather. A great example of this is the fact that after Hurricane Harvey in 2017, our Beaumont refinery was only shut down for approximately two weeks, despite record rainfall totals. · We also monitor and manage ongoing integrity through periodic checks on key aspects of facility structures, including adopting learnings from recent extreme weather events as part of ongoing engineering evaluations. · Information about ExxonMobil’s guidelines, measures and practices to assess and mitigate risk factors can be found in ExxonMobil’s Energy & Carbon Summary. This proposal is not needed. Item 7: Report on Risks of Petrochemical Investments – Slide 18 · Next is a proposal requesting a report on the risks associated with our petrochemical facilities. · ExxonMobil has extensive experience designing, constructing, and operating facilities around the world, using a rigorous and comprehensive scientific assessment process and the highest-quality data from measurements, and advanced computer modeling. · Importantly, we work closely with governments and regulatory agencies, for permitting and other requirements, to ensure appropriate operating procedures and response measures are in place to minimize potential impacts. This collaborative approach enables us to gain a holistic view of issues that may affect a specific project, and implement measures to eliminate, avoid, or remedy potential concerns. · ExxonMobil’s participation in Gulf Coast Growth Ventures, a world-scale ethane steam cracker and derivative units in San Patricio County, Texas, is an excellent example of the Company’s risk management processes in practice. ExxonMobil, through the joint venture, worked with government regulators and local communities to address four key priorities raised by local residents: health and safety, education and workforce development, quality of life, and environmental stewardship. This process included approximately 150 meetings with local residents and others to understand perspectives, and working closely with the Texas Commission on Environmental Quality to modify facility design and mitigate regulator and community concerns. · Once facilities are in operation, we maintain disaster preparedness and business continuity plans. Detailed, well-practiced, and frequently updated emergency response plans, tailored specifically to each facility, help prepare for unplanned events, including extreme weather. A great example of this is the fact that after Hurricane Harvey in 2017, our Beaumont refinery was only shut down for approximately two weeks, despite record rainfall totals. · We also monitor and manage ongoing integrity through periodic checks on key aspects of facility structures, including adopting learnings from recent extreme weather events as part of ongoing engineering evaluations. · Information about ExxonMobil’s guidelines, measures and practices to assess and mitigate risk factors can be found in ExxonMobil’s Energy & Carbon Summary. This proposal is not needed.

Item 8: Report on Political Contributions Proposal: Prepare a report disclosing the policies and procedures for making political contributions and expenditures with corporate funds, including the Board’s role, and monetary and non-monetary contributions or expenditures that are not deductible for U.S. tax purposes as ordinary business expenses ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder feedback, website disclosures were enhanced to detail oversight process • We believe disclosure requirements outlined by federal and state laws are adequate and equitable, in that they require the same level of disclosure from all participants in the political process • In addition to federal and state regulations, political contributions are subject to strict internal review processes, including approval by the Chairman and annual review by Board ‒ Routine verification of process during internal audits of political activities • ExxonMobil’s website discloses: – Company’s Political Activities Guidelines addressing policies and procedures – Contributions to more than 100 U.S.-based, non-profit organizations, many of which contribute to informed policy decisions 19Item 8: Report on Political Contributions Proposal: Prepare a report disclosing the policies and procedures for making political contributions and expenditures with corporate funds, including the Board’s role, and monetary and non-monetary contributions or expenditures that are not deductible for U.S. tax purposes as ordinary business expenses ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder feedback, website disclosures were enhanced to detail oversight process • We believe disclosure requirements outlined by federal and state laws are adequate and equitable, in that they require the same level of disclosure from all participants in the political process • In addition to federal and state regulations, political contributions are subject to strict internal review processes, including approval by the Chairman and annual review by Board ‒ Routine verification of process during internal audits of political activities • ExxonMobil’s website discloses: – Company’s Political Activities Guidelines addressing policies and procedures – Contributions to more than 100 U.S.-based, non-profit organizations, many of which contribute to informed policy decisions 19

Item 8: Report on Political Contributions – Slide 19 · We turn now to a proposal asking for a report on our political contributions. · Before I get into the specifics of this proposal, I want to highlight that in response to shareholder feedback we have further enhanced details around our rigorous oversight process governing public positions and lobbying on our website. This relates to both this proposal on political contributions, but also the next proposal on lobbying expenditures. · At ExxonMobil, our political contributions are subject to a strict internal review process that requires approval by the Chairman according to the Company’s Political Activities Guidelines, which are available on our website. · As part of our process, the political contributions of the Corporation, as well as the contributions of the political action committees established by the Corporation, are reviewed each year with the Board. These procedures are routinely verified during internal audits of the Company’s political activities. · With respect to contributions to third-party organizations, we contribute to more than 100 U.S.-based, non-profit organizations, that in many cases help provide informed policy decisions. This data is disclosed in ExxonMobil’s report on Worldwide Contributions and Community Investment, in the Public Policy section. You can review this report on our website. · In addition, we believe the current legal disclosure requirements for political contributions are adequate and equitable, as they require the same level of disclosure from all participants in the political process. · Because of the detailed, public disclosure already provided by the Company, this proposal is not necessary. Item 8: Report on Political Contributions – Slide 19 · We turn now to a proposal asking for a report on our political contributions. · Before I get into the specifics of this proposal, I want to highlight that in response to shareholder feedback we have further enhanced details around our rigorous oversight process governing public positions and lobbying on our website. This relates to both this proposal on political contributions, but also the next proposal on lobbying expenditures. · At ExxonMobil, our political contributions are subject to a strict internal review process that requires approval by the Chairman according to the Company’s Political Activities Guidelines, which are available on our website. · As part of our process, the political contributions of the Corporation, as well as the contributions of the political action committees established by the Corporation, are reviewed each year with the Board. These procedures are routinely verified during internal audits of the Company’s political activities. · With respect to contributions to third-party organizations, we contribute to more than 100 U.S.-based, non-profit organizations, that in many cases help provide informed policy decisions. This data is disclosed in ExxonMobil’s report on Worldwide Contributions and Community Investment, in the Public Policy section. You can review this report on our website. · In addition, we believe the current legal disclosure requirements for political contributions are adequate and equitable, as they require the same level of disclosure from all participants in the political process. · Because of the detailed, public disclosure already provided by the Company, this proposal is not necessary.

Item 9: Report on Lobbying Proposal: Prepare a report disclosing the policy and procedures governing lobbying; amounts and recipients; memberships in organizations that write model legislation; decision-making process; and oversight by management and Board ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder input, this year, ExxonMobil has provided enhanced detail about our rigorous oversight process governing public positions and lobbying • Strict internal review and oversight process applies to ensure public policy positions are aligned with lobbying activities; process includes regular reviews of policy positions by Management Committee and an annual review of lobbying expenditures by the Board • Company’s lobbying efforts are aligned with its publicly available positions • ExxonMobil’s website discloses: – Company’s Political Activities Policy and Guidelines – Positions on key issues – Disclosure of Lobbying Disclosure Act filings 20Item 9: Report on Lobbying Proposal: Prepare a report disclosing the policy and procedures governing lobbying; amounts and recipients; memberships in organizations that write model legislation; decision-making process; and oversight by management and Board ExxonMobil’s Board recommends a vote AGAINST: • In response to shareholder input, this year, ExxonMobil has provided enhanced detail about our rigorous oversight process governing public positions and lobbying • Strict internal review and oversight process applies to ensure public policy positions are aligned with lobbying activities; process includes regular reviews of policy positions by Management Committee and an annual review of lobbying expenditures by the Board • Company’s lobbying efforts are aligned with its publicly available positions • ExxonMobil’s website discloses: – Company’s Political Activities Policy and Guidelines – Positions on key issues – Disclosure of Lobbying Disclosure Act filings 20

Item 9: Report on Lobbying – Slide 20 · The final shareholder proposal requests a report on lobbying. · We agree with appropriate transparency, accountability, and disclosure of lobbying policy, activities and expenditures, and fully comply with both the spirit and letter of all federal and state laws on lobbying. · In addition, and as I mentioned earlier, enhancements were made in our proxy and on our website better detailing the process for Board oversight of the Company’s lobbying and political activities. · Each year, the Company’s political contributions and lobbying expenditures are presented to the full Board, along with the Board’s Public Issues and Contributions Committee, which is comprised entirely of independent outside directors. · In addition, reviews of the Company’s key issues are conducted by the Management Committee several times a year as part of a regular oversight process. · Positions on key issues and grassroots lobbying communications are publicly available on ExxonMobil’s corporate website and the company’s advocacy portal, The Exxchange.com. · ExxonMobil’s public filings includes expenses associated with the costs of employee federal lobbying, as well as those portions of payments to trade associations, coalitions and think tanks that are spent on federal lobbying. All reports are accessible to the general public. · With our detailed disclosure available online, this proposal is unnecessary. · Again, we recognize your vote is important. We want you to carefully consider this information, provided in more detail in our Proxy Statement. Item 9: Report on Lobbying – Slide 20 · The final shareholder proposal requests a report on lobbying. · We agree with appropriate transparency, accountability, and disclosure of lobbying policy, activities and expenditures, and fully comply with both the spirit and letter of all federal and state laws on lobbying. · In addition, and as I mentioned earlier, enhancements were made in our proxy and on our website better detailing the process for Board oversight of the Company’s lobbying and political activities. · Each year, the Company’s political contributions and lobbying expenditures are presented to the full Board, along with the Board’s Public Issues and Contributions Committee, which is comprised entirely of independent outside directors. · In addition, reviews of the Company’s key issues are conducted by the Management Committee several times a year as part of a regular oversight process. · Positions on key issues and grassroots lobbying communications are publicly available on ExxonMobil’s corporate website and the company’s advocacy portal, The Exxchange.com. · ExxonMobil’s public filings includes expenses associated with the costs of employee federal lobbying, as well as those portions of payments to trade associations, coalitions and think tanks that are spent on federal lobbying. All reports are accessible to the general public. · With our detailed disclosure available online, this proposal is unnecessary. · Again, we recognize your vote is important. We want you to carefully consider this information, provided in more detail in our Proxy Statement.

Virtual Annual Shareholder Meeting • ExxonMobil’s 2020 Annual Meeting of Shareholders is scheduled on May 27, 2020 beginning at 9:30 a.m. Central Time • Due to public health concerns associated with COVID-19, Annual Meeting will now be conducted exclusively as a virtual-only meeting • ExxonMobil made this decision to help safeguard the health and welfare of its shareholders, employees, other meeting participants, and the local community • Instructions for participating in the virtual Annual Meeting are available on the Investor Relations section of our website at: www.exxonmobil.com/investor 21Virtual Annual Shareholder Meeting • ExxonMobil’s 2020 Annual Meeting of Shareholders is scheduled on May 27, 2020 beginning at 9:30 a.m. Central Time • Due to public health concerns associated with COVID-19, Annual Meeting will now be conducted exclusively as a virtual-only meeting • ExxonMobil made this decision to help safeguard the health and welfare of its shareholders, employees, other meeting participants, and the local community • Instructions for participating in the virtual Annual Meeting are available on the Investor Relations section of our website at: www.exxonmobil.com/investor 21

Virtual Annual Meeting – Slide 21 · Before we conclude, I want make sure you’re aware that our 2020 Annual Meeting of Shareholders, scheduled for Wednesday, th May 27 beginning at 9:30 a.m. Central Time, will now be conducted exclusively as a virtual-only meeting. · This decision to forgo our regular physical meeting was made in light of the coronavirus pandemic to facilitate the safeguarding of the health and welfare of our shareholders, employees, other meeting participants, and the local community. · Please refer to the Investor Relations section of our website for information about participating in ExxonMobil’s virtual Annual Meeting. Virtual Annual Meeting – Slide 21 · Before we conclude, I want make sure you’re aware that our 2020 Annual Meeting of Shareholders, scheduled for Wednesday, th May 27 beginning at 9:30 a.m. Central Time, will now be conducted exclusively as a virtual-only meeting. · This decision to forgo our regular physical meeting was made in light of the coronavirus pandemic to facilitate the safeguarding of the health and welfare of our shareholders, employees, other meeting participants, and the local community. · Please refer to the Investor Relations section of our website for information about participating in ExxonMobil’s virtual Annual Meeting.

Questions 22Questions 22

Questions – Slide 22 · This concludes our presentation. We appreciate all of you who have joined us today to review these important topics. Your input and your vote is important to us and we look forward to continuing our shareholder engagements throughout the year. · Now, Inge and I are happy to take a few questions. Questions – Slide 22 · This concludes our presentation. We appreciate all of you who have joined us today to review these important topics. Your input and your vote is important to us and we look forward to continuing our shareholder engagements throughout the year. · Now, Inge and I are happy to take a few questions.

Footnote and Definitions Footnote, slide 9 1) Bonus program is based on estimates of year-end earnings made in November of each year, such that payment can occur in that calendar year. The purpose of the two-thirds adjustment in the formula is to mitigate the impact of commodity price swings on short-term earnings performance. Frequently Used Terms Performance Share Program is the terminology used to describe our equity program to better reflect the strong connection between performance and pay. Compensation Benchmark Companies consist of AT&T, Boeing, Chevron, Ford, General Electric, General Motors, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, United Technologies, and Verizon. These are the same companies noted in the 2019 Proxy Statement. For consistency, CEO compensation in the Combined Realized and Unrealized Pay chart on slide 12 is based on compensation as disclosed in the Summary Compensation Table of the proxy statements as of April 29, 2020. Reported Pay is Total Compensation reported in the Summary Compensation Table. Total Direct Compensation is compensation granted during the year, including salary, current bonus, and the grant date fair value of performance shares. Realized Pay is compensation actually received by the CEO during the year, including salary, cash bonus, payouts of previously granted earnings bonus units (EBU), net spread on stock option exercises, market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date. Amounts for compensation benchmark companies include salary, bonus, payouts of non-equity incentive plan compensation, and All Other Compensation as reported in the Summary Compensation Table, plus value realized on option exercise or stock vesting as reported in the Option Exercises and Stock Vested table. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date, as well as any retirement-related payouts from pension or nonqualified compensation plans. Unrealized Pay is calculated on a different basis than the grant date fair value of awards used in the Summary Compensation Table. Unrealized Pay includes the value based on each compensation benchmark company’s closing stock price at fiscal year-end 2019 of unvested restricted stock awards; unvested long-term share- and cash-performance awards, valued at target levels; and the “in the money” value of unexercised stock options (both vested and unvested). If a CEO retired during the period, outstanding equity is included assuming that unvested awards, as of the retirement date, continued to vest pursuant to the original terms of the award. 23Footnote and Definitions Footnote, slide 9 1) Bonus program is based on estimates of year-end earnings made in November of each year, such that payment can occur in that calendar year. The purpose of the two-thirds adjustment in the formula is to mitigate the impact of commodity price swings on short-term earnings performance. Frequently Used Terms Performance Share Program is the terminology used to describe our equity program to better reflect the strong connection between performance and pay. Compensation Benchmark Companies consist of AT&T, Boeing, Chevron, Ford, General Electric, General Motors, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, United Technologies, and Verizon. These are the same companies noted in the 2019 Proxy Statement. For consistency, CEO compensation in the Combined Realized and Unrealized Pay chart on slide 12 is based on compensation as disclosed in the Summary Compensation Table of the proxy statements as of April 29, 2020. Reported Pay is Total Compensation reported in the Summary Compensation Table. Total Direct Compensation is compensation granted during the year, including salary, current bonus, and the grant date fair value of performance shares. Realized Pay is compensation actually received by the CEO during the year, including salary, cash bonus, payouts of previously granted earnings bonus units (EBU), net spread on stock option exercises, market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date. Amounts for compensation benchmark companies include salary, bonus, payouts of non-equity incentive plan compensation, and All Other Compensation as reported in the Summary Compensation Table, plus value realized on option exercise or stock vesting as reported in the Option Exercises and Stock Vested table. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date, as well as any retirement-related payouts from pension or nonqualified compensation plans. Unrealized Pay is calculated on a different basis than the grant date fair value of awards used in the Summary Compensation Table. Unrealized Pay includes the value based on each compensation benchmark company’s closing stock price at fiscal year-end 2019 of unvested restricted stock awards; unvested long-term share- and cash-performance awards, valued at target levels; and the “in the money” value of unexercised stock options (both vested and unvested). If a CEO retired during the period, outstanding equity is included assuming that unvested awards, as of the retirement date, continued to vest pursuant to the original terms of the award. 23